                                                                   EXHIBIT 99.01

                             LETTER OF TRANSMITTAL

                                      FOR

           TENDER OF 6 5/8% NOTES DUE 2002 AND 7 1/8% NOTES DUE 2007

                                IN EXCHANGE FOR

                6 5/8% NOTES DUE 2002 AND 7 1/8% NOTES DUE 2007

               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
    ON                      , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

PRIVATE NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR
                            TO THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:
             STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A.

                By Mail:                       By Overnight Courier or by Hand:
   State Street Bank and Trust Company        State Street Bank and Trust Company
              P.O. Box 778                          Two International Place
    Boston, Massachusetts 02102-0778                       4th Floor
      Attn: Corporate Trust Window                Boston, Massachusetts 02110
                                                 Attn: Corporate Trust Window

                                 By Facsimile:

             State Street Bank and Trust Company of Missouri, N.A.
                           Facsimile: (617) 664-5232

                             Confirm by Telephone:

                                 (617) 664-5590

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated                  , 1998 (the "Prospectus") of Crescent Real Estate
Equities Limited Partnership (the "Operating Partnership") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Operating Partnership's offer (the "Exchange Offer") to exchange the Operating Partnership's 6 5/8% Notes due 2002 (the "2002 Exchange Notes") and 7 1/8% Notes due 2007 (the "2007 Exchange Notes" and, together with the 2002 Exchange Notes, the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Operating Partnership's issued and outstanding 6 5/8% Notes due 2002 (the "2002 Private Notes") and 7 1/8% Notes due 2007 (the "2007 Private Notes" and, together with the 2002 Private Notes, the "Private Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Operating Partnership reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Operating Partnership shall notify the holders of the Private Notes of any extension through a press release or other public announcement thereof prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a Holder of Private Notes either if original Private Notes are to be forwarded herewith or if delivery of Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." Holders of Private Notes whose Private Notes are not immediately available, or who are unable to deliver their Private Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Private Notes are registered on the books of the Operating Partnership or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety. Notwithstanding the foregoing, Holders of Private Notes eligible to utilize DTC's Automated Tender Offer Program ("ATOP"), who have opted to comply with the ATOP procedures set forth in the Prospectus under the caption "Exchange
Offer -- Procedures for Tendering," need not complete, sign or deliver this Letter of Transmittal.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Private Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF 2002 PRIVATE NOTES TENDERED
------------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE
                                                                          PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                           AMOUNT             PRINCIPAL
 EXACTLY AS NAME(S) APPEAR(S) ON PRIVATE NOTES       REGISTERED          REPRESENTED           AMOUNT
           (PLEASE FILL IN, IF BLANK)                 NUMBERS*           BY NOTE(S)          TENDERED**
------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, any tendering Holder of Private Notes will be deemed to have tendered the entire aggregate principal amount represented by such Private Notes. All tenders must be in integral multiples of $1,000.

------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF 2007 PRIVATE NOTES TENDERED
------------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE
                                                                          PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                           AMOUNT             PRINCIPAL
 EXACTLY AS NAME(S) APPEAR(S) ON PRIVATE NOTES       REGISTERED          REPRESENTED           AMOUNT
           (PLEASE FILL IN, IF BLANK)                 NUMBERS*           BY NOTE(S)          TENDERED**
------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, any tendering Holder of Private Notes will be deemed to have tendered the entire aggregate principal amount represented by such Private Notes. All tenders must be in integral multiples of $1,000.

[ ]  CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Private Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes, it acknowledges that the Private Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Operating Partnership for exchange the principal amount of Private Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Private Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Operating Partnership all right, title and interest in and to the Private Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Operating Partnership in connection with the Exchange Offer) with respect to the tendered Private Notes with full power of substitution to (i) deliver such Private Notes, or transfer ownership of such Private Notes on the account books maintained by the Book-Entry Transfer Facility, to the Operating Partnership and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Private Notes for transfer on the books of the Operating Partnership and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Private Notes, and that the Operating Partnership will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Operating Partnership.

     The undersigned understands that the Exchange Notes to be received upon consummation of this Exchange Offer will bear interest from September 22, 1997 and hereby waives the right to receive any payment in respect of interest on the Private Notes tendered hereby accrued from September 22, 1997 to the date of issuance of the Exchange Notes to be issued in exchange for such Private Notes.

     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is (i) an "affiliate" of the Operating Partnership within the meaning of Rule 405 under the Securities Act or (ii) a broker-dealer that acquired the Private Notes in a transaction other than as part of its market-making or other trading activities), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. The undersigned hereby further represent(s) to the Operating Partnership that (i) any Exchange Notes acquired in exchange for Private Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Operating Partnership or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities Act, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Operating Partnership.

     If the undersigned or the person receiving the Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Operating Partnership that the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Operating Partnership to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered hereby, including the transfer of such Private Notes on the account books maintained by the Book-Entry Transfer Facility.

     For purposes of the Exchange Offer, the Operating Partnership shall be deemed to have accepted for exchange validly tendered Private Notes when, as and if the Operating Partnership gives oral or written notice thereof to the Exchange Agent. Any tendered Private Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the Operating Partnership's acceptance of properly tendered Private Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Operating Partnership upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Private Notes accepted for exchange and return any Private Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Private Notes accepted for exchange and any Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Operating Partnership has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered holder(s) thereof if the Operating Partnership does not accept for exchange any of the Private Notes so tendered for exchange.

            SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if Private Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Private Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Private Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue Exchange Notes and/or Private Notes to:

Name(s):
                             (Please Print or Type)

Address:
                               (Include Zip Code)
                  (Tax Identification or Social Security No.)
                         (Complete Substitute Form W-9)

Credit unexchanged Private Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:
          (Book-Entry Transfer Facility Account Number, if applicable)

  PLEASE SIGN HERE WHETHER OR NOT PRIVATE NOTES ARE BEING PHYSICALLY TENDERED
                                     HEREBY
          (Complete Accompanying Substitute Form W-9 on Reverse Side)

Date:

Date:

Area Code and Telephone Number:

The above lines must be signed by the registered Holder(s) of Private Notes as name(s) appear(s) on the Private Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Operating Partnership, submit evidence satisfactory to the Operating Partnership of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
                             (Please Type or Print)

Capacity:

Address:
                               (Include Zip Code)

------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       TAXPAYER IDENTIFICATION NO. --
                                  FOR ALL ACCOUNTS
 FORM W-9
                                  Enter your taxpayer identification number in
 DEPARTMENT OF THE TREASURY       the appropriate box.
 INTERNAL REVENUE SERVICE                                                               Social Security No.
                                  For most individuals this is your social        -------------------------------
 PAYOR'S REQUEST FOR              security number. If you do not have a number,
 TAXPAYER IDENTIFICATION NO.      see the enclosed Guidelines.                      Employer Identification No.
                                                                                  -------------------------------
                                  NOTE: If the account is more than one name, see
                                  the chart in the enclosed Guidelines on which
                                  number to give the payor.
------------------------------------------------------------------------------------------------------------------

 CERTIFICATION -- Under the penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTION -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see "Signing the Certification" under "Specific Instructions" in the enclosed Guidelines.)

 SIGNATURE   DATE  _______________________________
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
          OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
              ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING
              CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE
                     FOR THE "TIN" ON SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

----------------------------------------------    ----------------------------------------------
Signature                                         Date

                         MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

---------------------------------------------------------------------------
                             (Authorized Signature)

---------------------------------------------------------------------------
                                    (Title)

---------------------------------------------------------------------------
                                 (Name of Firm)

---------------------------------------------------------------------------
                          (Address, Include Zip Code)

---------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:
---------------------------------------------------------------------------, 19
----

                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 5 and 6)

To be completed ONLY if Private Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Private Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Exchange Notes and/or Private Notes to:

Name:
------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
------------------------------------------------------------------------------
                                 (Name of Firm)

------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Private Notes or Book-Entry Confirmations. All physically delivered Private Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Private Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Private Notes should be sent to the Operating Partnership.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Private Notes and (a) whose Private Notes are not immediately available, or (b) who cannot deliver their Private Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or
(c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Private Notes, the registration number(s) of such Private Notes and the principal amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, either (x) this Letter of Transmittal (or facsimile hereof) together with the Private Notes (or a Book-Entry Confirmation) in proper form for transfer will be deposited by the Eligible Institution with the Exchange Agent or (y) an Agent's Message will be properly transmitted to the Exchange Agent; and (iii) this properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificates for all physically tendered shares of Private Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter or a properly transmitted Agent's Message, are received by the Exchange Agent within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     Any Holder of Private Notes who wishes to tender Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Private Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     3. Tender by Holder. Only a Holder of Private Notes may tender such Private Notes in the Exchange Offer. Any beneficial Holder of Private Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

     4. Partial Tenders. Tenders of Private Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Private Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the boxes entitled "Description of 2002 Private Notes Tendered" and "Description of 2007 Private Notes Tendered" above. The entire principal amount of Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Private Notes is not tendered, then Private Notes for the principal amount of Private Notes not tendered and Exchange Notes issued in exchange for any Private Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Private Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Private Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Private Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Private Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Private Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Private Notes listed, such Private Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Private Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Operating Partnership, evidence satisfactory to the Operating Partnership of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Private Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Private Notes) and the issuance of Exchange Notes (and any Private Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Exchange Notes or Private Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Private Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Private Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Operating Partnership will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Private Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Private Notes will be determined by the Operating Partnership, in its sole discretion, which determination will be final and binding. The Operating Partnership reserves the right to reject any and all Private Notes not validly tendered or any Private Notes the Operating Partnership's acceptance of which would, in the opinion of the Operating Partnership or its counsel, be unlawful. The Operating Partnership also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders with respect to particular Private Notes. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Operating Partnership shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Operating Partnership shall determine. Although the Operating Partnership intends to notify holders of defects or irregularities with respect to tenders of Private Notes, none of the Operating Partnership, the Exchange Agent or any other person shall incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

     9. Waiver of Conditions. The Operating Partnership reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Private Notes on transmittal of this Letter of Transmittal will be accepted.

     11. Mutilated, Lost, Stolen or Destroyed Private Notes. Any Holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     13. Acceptance of Tendered Private Notes and Issuance of Exchange Notes; Return of Private Notes. Subject to the terms and conditions of the Exchange Offer, the Operating Partnership will accept for exchange all validly tendered Private Notes as soon as practicable after the Exchange Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Operating Partnership shall be deemed to have accepted tendered Private Notes when, as and if the Operating Partnership has given written or oral notice thereof to the Exchange Agent. If any tendered Private Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Private Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE PRIVATE NOTES WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.